UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 9, 2004
                                                --------------------------------

                              E COM VENTURES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       0-19714                                           65-0977964
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

251 International Parkway, Sunrise, Florida                        33325
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                        (Zip Code)

                                 (954) 335-9100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement and
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      On December 9, 2004, E com Ventures, Inc. (the "Company") issued a Subordinated Convertible Note (the "Convertible Note") in exchange for a $5,000,000 subordinated secured demand loan made by Perfumania, Inc. ("Perfumania") to Glen and Stephen Nussdorf (the "Nussdorfs") on March 9, 2004. The Convertible Note bears interest at the prime rate plus 1%, requires quarterly interest payments and is secured by a security interest in the Company's assets pursuant to a Security Agreement by and among the Company and the Nussdorfs. There are no prepayment penalties and the Convertible Note is subordinate to all bank related indebtedness. The Convertible Note is payable in January 2007 and allows the Nussdorfs to convert the Convertible Note into shares of the Company's common stock at a conversion price of $11.25 per share.

      Upon the occurrence of an event of default, the holder of the Convertible Note may declare all amounts due under the Convertible Note to be immediately due and payable. Events of default include certain events of bankruptcy, the Company's failure to pay interest or principal within 10 days after such due date or the Company's failure to pay principal and interest under any Senior Bank Loan within 30 days after such payment is due. Upon the occurrence of an event of default, the Convertible Note will bear interest at the default rate of the lower of (1) the highest rate allowed by law, or (2) 3% above the Prime Rate.

      The Nussdorfs own approximately 38% of the Company's outstanding common stock and Stephen Nussdorf is the Company's Chairman of the Board of Directors. The Nussdorfs are officers and principals of Quality King Distributors, Inc. ("Quality King"). Michael Katz, the Company's CEO and President is an executive officer of Quality King. As described in our SEC filings, the Company purchases and sells a material amount of products to and from Quality King.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Number   Description
------   -----------

10.18    Nussdorf Subordinated Secured Convertible Note

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 14, 2004                       E COM VENTURES, INC.


                                        /s/ A. Mark Young
                                        ----------------------------------------
                                        A. Mark Young
                                        Chief Financial Officer